                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report (date of earliest
                       event reported:  December 12, 1996


                             HUNTWAY PARTNERS, L.P.
 -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                                1-0091                       36-3601653
--------------------------------       -----------------------       ---------------------------
(State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification
        Incorporation)                                                          Number)



25129 The Old Road, Newhall, California                              91381
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:           (805) 254-1220
                                                           --------------------







                              Page 1 of 5 Pages

Item 3. Bankruptcy or Receivership

        (b) On December 12, 1996, the United States Bankruptcy Court for the District of Delaware entered an order confirming the prepackaged plan of reorganization, Case No. 96-799 (HSB.) (the "Prepackaged Plan") of Huntway Partners, L.P. (the "Company").

        The Prepackaged Plan restructures the Company's debt and equity structure in the manner described below:


For Each:                          Holders will Receive Approximately:
---------                          -----------------------------------
$1,000 original principal          $292.27 principal amount of 12% Senior
amount of 8% Senior Secured        Secured Notes (Other) Due 2005 and 78.80
Notes Due 2000 and the             Common Units
Increasing Rate Subordinated
Notes Due 2008 not held by
Bankers Trust Company

$1,000 original principal          $222.67 principal amount of 12% Senior
amount of 8% Senior Secured        Secured Notes (Sunbelt IDB) Due 2005, $69.60
Notes Due 2000 and the             principal amount of  12% Senior Secured Notes
Increasing Rate Subordinated       (Other) Due 2005 and 78.80 Common Units
Notes Due 2008 held by Bankers
Trust Company

$1,000 original principal          $295.71 principal amount of Junior
amount of Increasing Rate          Subordinated Notes Due 2005 and 159.30 Common
Junior Subordinated Debentures     Units*
Due 2020

Common Unit issuable upon          1.90 Common Units*
exercise of Warrant

Existing Unit Option               One Unit Option

     In the aggregate the Prepackaged Plan will have the following effect:


Amount Outstanding as of June 30, 1996            Exchanged For:
--------------------------------------            --------------
$39,537,606 aggregate principal amount of 8%      $11,555,656 principal amount
Senior Secured Notes Due 2000 and the             of 12% Senior Secured Notes
Increasing Rate Subordinated Notes Due 2008 not   (Other) Due 2005 and
held by Bankers Trust Company                     3,115,436 Common Units
                                                  representing approximately
                                                  12.3% of the Common Units
                                                  outstanding upon consummation
                                                  of the Prepackaged Plan

$40,867,844 aggregate principal amount of         $9,100,000 principal amount
8% Senior Secured Notes Due 2000 and              of 12% Senior Secured Notes
the Increasing Rate Subordinated Notes            (Sunbelt IDB) Due 2005,
Due 2008 held by Bankers Trust Company            $2,844,345 principal amount
                                                  of  12% Senior Secured Notes
                                                  (Other) Due 2005 and
                                                  3,220,227 Common Units,
                                                  representing 12.7% of the
                                                  Common Units outstanding upon
                                                  consummation of the
                                                  Prepackaged Plan

$7,000,000 original aggregate principal amount    $2,070,000 principal amount
of Increasing Rate Junior Subordinated            of Junior Subordinated Notes
Debentures Due 2020                               Due 2005 and 1,115,077 Common
                                                  Units, representing 4.4% of
                                                  the Common Units outstanding
                                                  upon consummation of the
                                                  Prepackaged Plan*

3,340,757 Common Units issuable upon exercise     6,335,663 Common Units,
of Warrants                                       representing 25% of the
                                                  Common Units outstanding upon
                                                  consummation of the
                                                  Prepackaged Plan*

1,022,000 Existing Unit Options                   1,022,000 Unit Options upon
                                                  consummation of the
                                                  Prepackaged Plan

      /* In consideration of the withdrawal of its objection to the Prepackaged Plan and related Disclosure Statement, one of the holders of the Company's 8% Senior Secured Notes Due 2000 and Increasing Rate Subordinated Notes Due 2008 agreed to receive an increased distribution on account of its Claims under the Prepackaged Plan. The increase represents a distribution of an additional 129,870 Common Units in the aggregate. In connection with this arrangement, the holders of Warrants agreed to reduce their distribution on account of the Warrants under the Prepackaged Plan by 64,935 Common Units in the aggregate and the holders of Increasing Rate Junior Subordinated Debentures Due 2020 agreed to reduce their distribution on account such Debentures under the Prepackaged Plan by 64,935 Common Units.

     Interest on the 12% Senior Secured Notes (Other) Due 2005 accrues at 12% per annum. Interest on the 12% Senior Secured Notes (Sunbelt IDB) Due 2005 accrues at 12% per annum minus the Tax Exempt Bond Rate (but not less than 1.75%). Interest is payable on both 1/6 in the first and second fiscal quarters and 1/3 in the third and fourth fiscal quarters. Interest on the Junior Subordinated Notes Due 2005 accrues at 12% per annum paid through issuance of Common Units until payment in full of the above two senior notes and, thereafter, paid in cash.

     The Prepackaged Plan provides for the issuance of 13,786,404 new Common Units, increasing the Common Units outstanding to 25,342,654. The Prepackaged Plan also provides for the issuance of new options to acquire 3,415,850 Common Units and for the cancellation of options to purchase 1,022,000 Common Units, increasing the total options outstanding to 3,961,909.

     As of September 30, 1996, the total assets of the Company were approximately $80.5 million, and the liabilities were approximately $110.5 million (including approximately $94.4 million in total debt). The Prepackaged Plan reduces total debt and accrued interest by approximately $71 million.

         Copies of the Indentures relating to the Senior Notes and the Junior Notes, and the new Registration Agreement are attached as exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

             (2.1) Plan of Reorganization of Huntway Partners, L.P. Under
                   Chapter 11 of the United States Bankruptcy Code (incorporated by reference herein to Consent Solicitation and Disclosure Statement of Huntway Partners, L.P., filed with the Securities and Exchange Commission October 15, 1996 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, Commission File No. 14-0091).

             (3.1) Amended and Restated Agreement of Limited Partnership of
                   Huntway Partners, L.P. dated as of November 9, 1988 (incorporated by reference to Exhibit A to the Prospectus included in the Registration Statement on Form S-1, filed September 26, 1988, Registration No. 33-24445).

             (3.2) Amendment of Agreement of Limited Partnership of Huntway
                   Partners, L.P. dated as of December 20, 1989 (incorporated by reference herein to Exhibit 3.3 of the Annual Report on Form 10-K, filed March 30, 1990, Commission File No. 1-0091).

             (4.1) Indenture dated as of December 12, 1996 between the
                   Registrant and Fleet National Bank, relating to the 12% Senior Secured Notes Due 2005.

             (4.2) Indenture dated as of December 12, 1996 between the
                   Registrant and IBJ Schroder Bank & Trust Company, relating to the Junior Subordinated Notes Due 2005.

             (4.3) Unitholders Agreement dated as of December 12, 1996 by and among Huntway Partners, L.P. and certain of its Unitholders named therein.

             (4.4) Registration Rights Agreement dated as of December 12, 1996 by and among Huntway Partners, L.P. and certain of its security holders named therein.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HUNTWAY PARTNERS, L.P.



                                             By: /s/  Warren J. Nelson
                                                 ------------------------
                                                 Warren J. Nelson
                                                 Executive Vice-President


                                             Date:  December 27, 1996